Exhibit 10.28

AMENDMENT NO. 7 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 7 (this “Amendment No. 7”) is entered into as of September 22, 2011, by and among SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada (“Borrower”), STANDARD MOTOR PRODUCTS, INC., a New York corporation (“SMP”), STANRIC, INC., a Delaware corporation (“SI”; and together with Borrower and SMP, each individually a “Credit Party”, and collectively, “Credit Parties”), lenders who are party from time to time to the Credit Agreement (“Lenders”), GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company, for itself, as Lender, and in its capacity as agent for the Lenders (“Agent”), and GE CAPITAL MARKETS, INC., as Lead Arranger and Bookrunner.

BACKGROUND

Credit Parties, Agent and Lenders are parties to a Credit Agreement dated as of December 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.             Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)           Annex A to the Loan Agreement is hereby amended as follows:

(i)             By adding the following defined terms in appropriate alphabetical order:

“Amendment No. 7” means that certain Amendment No. 7 to Credit Agreement dated as of September 22, 2011 by and among Credit Parties, Agent, and Lenders.

“Amendment No. 7 Effective Date” means the date upon which the conditions precedent contained in Section 3 of Amendment No. 7 have been satisfied.

(ii)             By amending the term “Commitment Termination Date” by deleting the year 2014 appearing therein and inserting the year 2015 in lieu thereof.

3.             Conditions of Effectiveness.  This Amendment No. 7 shall become effective upon satisfaction of the following conditions precedent:

(a)           Agent shall have received four (4) copies of this Amendment No. 7 executed by Credit Parties and Lenders,

(b)           Agent shall have received four (4) fully executed copies of Amendment No. 1 to the US Credit Agreement;

(c)           Each Lender which executes this Amendment No. 7 shall have received a closing fee in the amount of 0.10% of its Commitment which fee shall be deemed fully earned by such Lender and non-refundable upon the effectiveness of this Amendment No. 7; and

(d)           Agent shall have received such other certificates, instruments, documents and agreements as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

4.             Representations and Warranties.  Each Credit Party hereby represents and warrants as follows:

(a)           This Amendment No. 7 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Credit Parties and are enforceable against Credit Parties in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment No. 7, each Credit Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 7.

(c)           No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 7.

(d)           Credit Parties have no defence, counterclaim or offset with respect to the Loan Agreement.

5.             Effect on the Loan Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be referenced to the Loan Agreement as amended hereby.

(b)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment No. 7 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

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6.           Governing Law.  This Amendment No. 7 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.           Headings.  Section headings in this Amendment No. 7 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 7 for any other purpose.

8.           Counterparts; Facsimile.  This Amendment No. 7 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment No. 7 has been duly executed as of the day and year first written above.

SMP MOTOR PRODUCTS LTD.

By:
Name: Title:

The following Persons are signatories to this Amendment No. 7 in their capacity as Credit Parties and not as Borrower.

STANRIC, INC.

By:
Name:
Title:

STANDARD MOTOR PRODUCTS, INC.

By:
Name:
Title:

[Additional Signature Page to Follow]

Signature Page to Amendment No. 7 to Canadian Credit Agreement - 2604588

GE CANADA FINANCE HOLDING COMPANY, as Agent and Lender

By:
Name: Title:

BANK OF AMERICA, N.A., by its Canada Branch as Co-Syndication and Lender

By:
Name: Title:

JPMORGAN CHASE BANK, N.A., Toronto Branch

By:
Name: Title:

[Additional Signature Page to Follow]

Signature Page to Amendment No. 7 to Canadian Credit Agreement - 2604588

WELLS FARGO FOOTHILL CANADA ULC

By:
Name: Title:

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By:
Name: Title:

Signature Page to Amendment No. 7 to Canadian Credit Agreement - 2604588